UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 17, 2015 (February 17, 2015)

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

On February 17, 2015, the Company will present a powerpoint slide presentation (the “Presentation”) at its Investor Day at The New York Palace Hotel, New York.  In the Presentation, we will discuss a business overview, industry characteristics, company characteristics, company performance and company strategy.  A copy of the Presentation is available on the Company’s website, www.sci-corp.com, under the heading “Investors” and the subheading “Webcasts and Presentations.”

A copy of the Presentation materials is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Presentation materials attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” to the SEC and not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report

Exhibit No.	Description
99.1	Investor Day Presentation, dated February 17, 2015, presented at New York Palace Hotel, New York.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2015	Service Corporation International

	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer and Treasurer